Innealta Capital Country Rotation Fund

Class A Shares (Symbol: COUAX)

Class I Shares (Symbol: ICCIX)

Class N Shares (Symbol: ICCNX)

Innealta Capital Sector Rotation Fund

Class A Shares (Symbol: SROAX)

Class I Shares (Symbol: ICSIX)

Class N Shares (Symbol: ICSNX)

each a series of Northern Lights Fund Trust II

(each a “Fund,” collectively the “Funds”)

Supplement dated October 7, 2015

to the Prospectus and Statement of Additional Information (“SAI”) dated March 31, 2015

The following supersedes any contrary information contained in the Funds’ current Prospectus and SAI.

Effective October 1, 2015, Vito Sciaraffia, Ph.D. and Mark Mowrey, CFA have been added as Portfolio Managers of the Funds. Dr. Buetow, Dr. Sciaraffia and Mr. Mowrey will share responsibility for the day-to-day management of the Funds.

In the summary sections of the Prospectus, under the heading “Portfolio Manager,” on pages 6 and 12 of the Prospectus, the heading and table is deleted and replaced with the following:

Portfolio Managers. The following serve as the Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Fund Since:
Gerald W. Buetow, JR., Ph.D., CFA	Co-Chief Investment Officer and Portfolio Manager of the Adviser	March 2014
Vito Sciaraffia, Ph.D.	Co-Chief Investment Officer of the Adviser	October 2015
Mark Mowrey	Senior Vice President of the Adviser	October 2015

The following biographies for Dr Sciaraffia and Mr. Mowrey have been added and Dr. Buetow’s biography has been replaced with the following under the “Portfolio Manager” section on page 22 of the Prospectus and on page B-24 of the SAI:

Vito Sciaraffia, Ph.D. is co-Chief Investment Officer of Innealta Capital, responsible for ensuring prudent management of all Innealta client assets, designing novel quantitative strategies, and leading the research activities of the investment team. Dr. Sciaraffia’s present role both emphasizes and builds upon his professional experience, focused heavily on the quantitative evaluation of equity securities and financial markets. In addition, he is actively involved with clients through conference presentations, Webinars, and written market commentaries. Dr. Sciaraffia has been in the financial industry since 2004. His previous work experience includes: Senior Researcher on the Strategy Research Team at Dimensional Fund Advisors, Management Associate in the Investment Banking Division at Citigroup, and

1

member of the Market Risk Team at JP Morgan. While at Dimensional, Dr. Sciaraffia conducted empirical asset pricing research, wrote research papers, enhanced the design of investment strategies, and collaborated with their marketing and sales departments by delivering technical presentations to various clients.

Additionally, Dr. Sciaraffia was an Assistant Professor of Finance at the McCombs School of Business of the University of Texas at Austin, where he researched empirical asset pricing and taught the core Investment Management course. He earned his Ph.D. in business administration from the Haas School of Business at the University of California, Berkeley. In addition, he has an MA in Mathematics with an emphasis in stochastic processes and an MS in Business from the University of California, Berkeley, an MBA and an M.S. in Finance from the University of Chile, and a B.S. in Economics and Management from the Catholic University of Chile.

Gerald W. Buetow, Jr., Ph.D., CFA is the founder and co-Chief Investment Officer of Innealta Capital, and has been managing Tactical portfolios for approximately 20 years.  Prior to joining the Adviser, Dr. Buetow was the founder of BFRC Services, LLC and Innealta Portfolio Advisors, LLC – quantitative consulting and advisory firms located in Charlottesville, VA. Clients have included various global investment banks. His previous experience includes: former Chief Investment Officer of XTF GAM, LLC, Senior Portfolio Manager/Managing Director at Portfolio Management Consultants and Director of Research and Product Development at Atlantic Asset Management, LLC. Dr. Buetow was also Vice President of Curriculum Development for the Association for Investment Management and Research (AIMR). In addition, Dr. Buetow was the Wheat First Professor of Finance and Director of the Quantitative Finance program at James Madison University. He was also lead quantitative researcher for Prudential Investment's Quantitative Investment Management Group where he managed an enhanced index fund and developed structured securities.

Dr. Buetow also has numerous publications in various academic and practitioner journals as well as in various edited works. He authored two books on term structure modeling and interest rate contingent claim valuation. Dr. Buetow has a B.S. in Electrical Engineering and a Ph.D. in Finance and Econometrics from Lehigh University. He also has a M.S. in Finance from the University of Texas - Dallas and is a CFA charter holder.

Mark Mowrey, CFA is Senior Vice President, Senior Portfolio Manager at Innealta Capital. Mark is responsible for supporting and directing investment decisions across a diverse range of multi-asset-class, ETF-based portfolios, with a particular focus on quantitatively derived equity rotation strategies. Playing a critical role in the construction of the firm’s code-based quantitative frameworks, Mark also leads efforts to convey Investment Committee thinking through research-based investment commentary. As part of a two decade-long professional career focused on informing investment decisions through research and insight, Mark has more than 15 years of experience quantitatively evaluating public equity markets using fundamental methods. At AFAM Capital, he has been a member of the firm’s Research and Portfolio Management Team since 2004 and presently is a member of the Investment Committees for the firm’s two divisions: multi-asset-class managed ETF portfolio provider Innealta Capital and value-equity-focused Al Frank Asset Management. Bringing a diverse range of corporate experiences as a member of the firm’s Management Committee, Mark’s previous roles include work as a sell-side public equity research analyst, buy-side private equity analyst, corporate strategy consultant, and ground-level entrepreneur.

A CFA Charterholder, Mark graduated from the Wharton School of the University of Pennsylvania with a B.S. in Economics.

In the SAI, under the heading, “Management of the Funds—Portfolio Manager,” the tables under the sub-headings “Other Accounts Managed by the Portfolio Manager” and “Portfolio Manager Ownership of the Funds” are replaced with the following:

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Managers of the Funds, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are

2

approximate and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of September 30, 2015.

Portfolio Managers	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Gerald W. Buetow, Jr.	1	$5.1 million	N/A	N/A	245	$128.2 million
Vito Sciaraffia, Ph.D.	1	$5.1 million	N/A	N/A	245	$128.2 million
Mark Mowrey	1	$5.1 million	N/A	N/A	245	$128.2 million

Portfolio Manager Ownership of the Funds

The following table shows the dollar range of equity securities beneficially owned by each portfolio manager of the Funds as of September 30, 2015:

Name of Portfolio Managers	Dollar Range of Equity Securities in Managed Fund
Gerald W. Buetow, Jr.	$0
Vito Sciaraffia, Ph.D.	$0
Mark Mowrey	$40,000

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class A, Class I and Class N shares dated March 31, 2015, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-855-USE-ETFS.

3